United States

Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2018

(Exact name of registrant as specified in its charter)

Delaware	000-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street
Aurora, Illinois  60507
(Address of principal executive offices) (Zip code)

(630) 892-0202
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Certain Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2018,  the board of directors of Old Second Bancorp, Inc. (the “Company”) approved a form of performance-based restricted stock unit agreement (the “PRSU Agreement”) and awarded performance-based restricted stock units (“PRSUs”) to certain of its named executive officers in accordance with the terms of the Old Second Bancorp, Inc. 2014 Equity Incentive Plan (the “Equity Plan”) and the PRSU Agreement, as follows:

Executive Officer	Number of Performance-Based Restricted Stock Units(1)
James Eccher	40,000
Bradley Adams	25,000
Gary Collins	25,000

(1)

Amount shown is the target amount of each award.  The range of performance-based restricted stock units actually earned can be in the range of 0% of target for below threshold performance, to 75% of target for threshold performance, to 125% of target for maximum performance.

Under the terms of the PRSU agreement, the restricted stock units will vest annually in equal one-third increments over the three year performance period based on the Company’s achievement of performance goals determined by the Compensation Committee during the performance period at a threshold, target and maximum performance level, if the named executive officer continues to be employed with the Company through the applicable performance period.  The performance metrics selected by the Compensation Committee for the above-referenced awards are:

•	Cumulative adjusted earnings per share;
•	Return on tangible common equity;
•	Efficiency ratio; and
•	Relative total shareholder return measured relative to the KBW NASDAQ Regional Banking Index.

The PRSU agreement provides that, in the event of the executive’s termination without cause by us, or if the executive terminates his employment for “good reason,” or if the executive dies or is disabled, or if the executive provides one year written notice before his intended retirement (as defined in the Equity Plan), then the executive will be issued (a) with respect to PRSUs for which the performance period has already ended, such shares that have vested and the continuous employment requirement will be waived, and (b) with respect to PRSUs for which the performance period has not ended, the continuous employment requirement will be waived and a pro rata number of PRSUs will vest determined based on (i) the target (100%) level of PRSUs that can be issued multiplied by (ii) the quotient of (x) the number of full months that have elapsed between the first day of the performance period and the effective date of the executive’s termination and (y) the total number of full months in the respective performance period.

The PRSU agreement also provides that, in the event of a change in control (as defined in the Equity Plan), and the awards are assumed by the surviving entity, then (a) the PRSUs will be fixed at the target (100%) performance level and will vest as of the end of the performance period, provided that the executive does not incur a termination of service;  and provided further that, if within two years of the change in control, the executive is terminated without cause by us or the executive terminates his employment for good reason, all unvested PRSUs will immediately vest at the target (100%) performance level and be settled within 30-days of termination.  If the PRSU agreement is not assumed by the surviving entity, the market value of the target (100%) number of PRSUs will be determined as of the date of the change in control and such amount will be paid in cash at the end of the performance period; provided that, if within two years of the change in control, the executive is terminated without cause by us or the executive terminates his employment for good reason, then the cash value of the PRSUs will be paid within 30-days of termination.

A copy of the Equity Plan is filed as Appendix A to our Proxy Statement filed with the SEC on April 21, 2014.  The foregoing description of the PRSU Agreement does not purport to be complete and is qualified in its entirety by reference to the form of PRSU agreement, which is incorporated herein by reference, as Exhibit 10.1.

Item 8.01 Other Events.

Declaration of Dividend

On April 17, 2018, the Company’s board of directors declared a cash dividend of $.01 per share payable on May 7, 2018, to stockholders of record as of April 27, 2018.

Receipt of Regulatory Approval for Merger with Greater Chicago Financial Corp.

On March 30, 2018,  our wholly-owned subsidiary bank, Old Second National Bank, received approval from the Office of the Comptroller of the Currency for ABC Bank to merge with and into Old Second National Bank.   On April 5, 2018, the Company obtained a waiver from the Board of Governors of the Federal Reserve System from the requirement to file an application under the Bank Holding Company Act for the Company to acquire Greater Chicago Financial Corp., and thereby indirectly acquire ABC Bank, under the merger agreement. The stockholders of Greater Chicago Financial Corp. have also approved the merger.  Pending the satisfaction of the necessary waiting periods and other customary closing conditions, the Company expects that the merger will become effective on April 20, 2018.

Cautionary Note Regarding Forward-Looking Statements

Some of the statements in this Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “expects,” “believes” and “anticipates” and similar references to future periods. Examples of forward-looking statements include the Company’s expectation that the merger with Greater Chicago Financial Corp. and ABC Bank will become effective on April 20, 2018.  Forward-looking statements are subject to risks, uncertainties and other factors, such as the inability of either party to meet all closing terms and conditions to the merger, as well as additional risks and uncertainties contained in the “Risk Factors” and the forward-looking statement disclosure contained in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year, any of which could cause actual results to differ materially from future results expressed or implied by those forward-looking statements. All forward-looking statements speak only as of the date of this Form 8-K.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

10.1Form of Performance-Based Restricted Stock Unit Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: April 18, 2018	By:	/s/ Bradley S. Adams
	Name:	Bradley S. Adams
	Title:	Executive Vice President
and Chief Financial Officer